Exhibit 99.1

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of May 3, 2021	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

TradeUP Global Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of TradeUP Global Corporation (the "Company") as of May 3, 2021, and the related notes (collectively referred to as the "financial statement"). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of May 3, 2021 in conformity with accounting principles generally accepted in the United States of America.

Restatement of Previously Issued Financial Statement

As discussed in Note 2 to the financial statement, the accompanying financial statement as of May 3, 2021 has been restated.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/Friedman LLP

Friedman LLP

We have served as the Company's auditor since 2021.

New York, NY

May 7, 2021, except for Notes 2, 4, and 8 which are dated December 28, 2021, and Note 9 which is dated September 27, 2021

TRADEUP GLOBAL CORPORATION

BALANCE SHEET

MAY 3, 2021

(As Restated)

Assets
Current assets
Cash	$1,168,783
Prepaid expenses	2,500
Total Current Assets	1,171,283
Cash held in trust account	40,000,000
Total Assets	$41,171,283

Liabilities and Shareholders' Equity
Offering costs payable	$631,737
Total Current Liabilities	631,737
Deferred underwriting fee payable	1,400,000
Total Liabilities	2,031,737

Commitments and Contingencies

Ordinary shares subject to possible redemption, 4,000,000 shares at conversion value of $10.00 per share	40,000,000

Shareholders' Deficit
Preference shares, $0.0001 par value, 1,000,000 shares authorized, none issued and outstanding	-
Class A ordinary shares, $0.0001 par value, 200,000,000 shares authorized, 1,065,000 issued and outstanding
(excluding 4,000,000 shares subject to possible redemption)	107
Class B ordinary shares, $0.0001 par value, 20,000,000 shares authorized, 300,000 shares issued and outstanding(1)	30
Additional paid-in capital	-
Accumulated deficit	(860,591)
Total Shareholders' Deficit	(860,454)
Total Liabilities, Temporary Equity and Shareholders' Equity	$41,171,283

(1) This number includes up to 150,000 ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 6).

See accompanying notes to balance sheet.

TRADEUP GLOBAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization, Business Operation and Going Concern Consideration

TradeUP Global Corporation (the "Company") is a newly organized blank check company incorporated as a Cayman Islands exempted company on January 26, 2021. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the "Business Combination"). The Company has not selected any Business Combination target and it has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any Business Combination target with respect to the Business Combination. The Company has selected December 31 as its fiscal year end.

As of May 3, 2021, the Company had not commenced any operations. For the period from January 26, 2021 (inception) through May 3, 2021, the Company's efforts have been limited to organizational activities as well as activities related to the initial public offering (the "Initial Public Offering"). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statement for the Company's Initial Public Offering became effective on April 28, 2021. On May 3, 2021, the Company consummated the Initial Public Offering of 4,000,000 units (the "Public Units"), which excludes the over-allotment option in the amount of 600,000 Public Units, at $10.00 per Public Unit, generating gross proceeds of $40,000,000 which is described in Note 4. The underwriters have a 45-day option from the effective date of the Registration Statement on April 28, 2021 to purchase up to an additional 600,000 units to cover over-allotments.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 215,000 Class A ordinary shares (the "private placement shares") at a price of $10.00 per private placement share in a private placement (the "Private Placement") to the Company's founder and sponsor, TradeUP Global Sponsor LLC (the "Sponsor"), generating gross proceeds of $2,150,000, which is described in Note 5.

Transaction costs amounted to $3,030,656, consisting of $800,000 of underwriting fees, $1,400,000 of Business Combination Fee (defined in Note 7 below) and $830,656 of other offering costs. In addition, at May 3, 2021, cash of $1,168,783 were held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.

Following the closing of the Initial Public Offering on May 3, 2021, an amount of $40,000,000 from the net proceeds of the sale of the Public Units in the Initial Public Offering was placed in a trust account (the "Trust Account") maintained by Wilmington Trust, National Association as a trustee. The aggregate amount of $40,000,000 ($10.00 per Public Unit) will be invested in United States "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), the Company intends to avoid being deemed an "investment company" within the meaning of the Investment Company Act. The Initial Public Offering is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of the Company's initial Business Combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company's amended and restated memorandum and articles of association that would affect the substance or timing of the Company's obligation to provide for the redemption of its public shares in connection with an initial Business Combination or to redeem 100% of its public shares if the Company has not consummated an initial Business Combination within 18 months from the closing of the Initial Public Offering; or (iii) absent an initial Business Combination within 18 months from the closing of the Initial Public Offering, its return of the funds held in the Trust Account to its public shareholders as part of its redemption of the public shares. The proceeds deposited in the Trust Account could become subject to the claims of the Company's creditors, if any, which could have priority over the claims of the Company's public shareholders.

The Company's initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the Business Combination Fee and taxes payable and interest previously released for working capital purposes on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires an interest in the target sufficient for the post-transaction company not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). There is no assurance that the Company will be able to complete a Business Combination successfully.

TRADEUP GLOBAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

The ordinary shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification ("ASC") Topic 480 "Distinguishing Liabilities from Equity." In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination. The Company will have until November 3, 2022, 18 months from the closing of the Initial Public Offering, to consummate a Business Combination (the "Combination Period"). If the Company is unable to complete the initial Business Combination within the Combination Period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company for working capital purposes or to pay the Company's taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders' rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and its board of directors, dissolve and liquidate, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company's warrants, which will expire worthless if the Company fails to complete the Business Combination within the 18-month time period.

The Founder shares are designated as Class B ordinary shares and, except as described below, are identical to the Class A ordinary shares included in the units being sold in the Initial Public Offering, and holders of Founder shares have the same shareholder rights as public shareholders, except that (i) prior to the Company's initial Business Combination, only holders of the Company's Class B ordinary shares have the right to vote on the appointment of directors, including in connection with the completion of the Company's initial Business Combination and holders of a majority of the Company's Class B ordinary shares may remove a member of the board of directors for any reason; (ii) the Founder shares are subject to certain transfer restrictions, as described in more detail below; (iii) the Company's initial shareholders have entered into an agreement with the Company, pursuant to which they have agreed to (A) waive their redemption rights with respect to their Founder shares and public shares in connection with the completion of the Company's initial Business Combination, (B) waive their redemption rights with respect to their Founder shares and public shares in connection with a shareholder vote to approve an amendment to the Company's amended and restated memorandum and articles of association that would affect the substance or timing of the Company's obligation to provide for the redemption of the Company's public shares in connection with an initial Business Combination or to redeem 100% of the Company's public shares if the Company has not consummated an initial Business Combination within 18 months from the closing of the Initial Public Offering and (C) waive their rights to liquidating distributions from the Trust Account with respect to their Founder shares if the Company fails to complete its initial Business Combination within 18 months from the closing of this offering (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial Business Combination within the prescribed time frame); (iv) the Founder shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of the Company's initial Business Combination, or earlier at the option of the holder thereof, as described below; and (v) the Founder shares are entitled to registration rights. If the Company submits its initial Business Combination to its public shareholders for a vote, its initial shareholders have agreed to vote their Founder shares and any public shares purchased during or after the Initial Public Offering in favor of its initial Business Combination. The other members of the Company's management team have entered into agreements similar to the one entered into by the Company's Sponsor with respect to any public shares acquired by them in or after this offering.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or by a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company's indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Company's Sponsor will not be responsible to the extent of any liability for such third party claims.

Note 2 — Restatement of Previously Issued Financial Statement

In preparation of the Company’s financial statements as of and for the period ended September 30, 2021, the Company concluded it should revise its financial statements to classify all Class A ordinary shares subject to possible redemption in temporary equity. In accordance with the SEC and its staff’s guidance on redeemable equity instruments, ASC Topic 480, “Distinguishing Liabilities from Equity” (ASC 480), paragraph 10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its Class A ordinary shares in permanent equity. Although the Company did not specify a maximum redemption threshold, its charter provides that currently, the Company will not redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. The Company considered that the threshold would not change the nature of the underlying shares as redeemable and thus would be required to be disclosed outside equity. As a result, the Company revised its previously filed financial statements to classify all Class A ordinary shares as temporary equity and to recognize accretion from the initial book value to redemption value at the time of its Initial Public Offering and in accordance with ASC 480. The change in the carrying value of redeemable shares of Class A ordinary shares resulted in charges against additional paid-in capital and accumulated deficit.

In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements;” the Company evaluated the changes and has determined that the related impacts were material to any previously presented financial statements. Therefore, the Company, in consultation with its Audit Committee, concluded that its previously issued financial statements impacted should be restated to report all public shares as temporary equity.

The impact to the previously presented financial statement is presented below:

As of May 3, 2021	As Reported	Adjustment	As Restated
Balance Sheet
Ordinary shares subject to possible redemption	$34,139,540	$5,860,460	$40,000,000

Shareholders’ Equity:
Class A Ordinary shares	165	(58)	107
Class B Ordinary shares	30	—	30
Additional paid in capital	5,004,609	(5,004,609)	—
Accumulated deficit	(4,798)	(855,793)	(860,591)
Total Shareholders’ Equity (Deficit)	$5,000,006	$(5,860,460)	$(860,454)

Note 3 - Significant accounting policies

Basis of Presentation

TRADEUP GLOBAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America ("US GAAP") and pursuant to the rules and regulations of the SEC.

Emerging Growth Company Status

The Company is an "emerging growth company," as defined in Section 2(a) of the Securities Act of 1933, as amended, (the "Securities Act"), as modified by the Jumpstart Our Business Startups Act of 2012, (the "JOBS Act"), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company's financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of May 3, 2021.

Cash Held in Trust Account

At May 3, 2021, the assets held in the Trust Account were held in cash.

Offering Costs Payable

The Company accounts for its costs related to Initial Public Offering under current liability - offering costs payable. As of May 3, 2021, $631,737 of offering costs payable represented the amounts owed for the Company's legal representation, printing fees and etc.

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification ("ASC") Topic 480 "Distinguishing Liabilities from Equity." Ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company's control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders' equity. The Company's ordinary shares feature certain redemption rights that are considered to be outside of the Company's control and subject to occurrence of uncertain future events. Accordingly, as of May 3, 2021, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders' equity section of the Company's balance sheet.

TRADEUP GLOBAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account. As of May 3, 2021, approximately $40.9 million was over the Federal Deposit Insurance Corporation (FDIC) limit.

Financial Instruments

The Company analyzes all financial instruments with features of both liabilities and equity under FASB Accounting Standards Codification ("ASC") Topic 480 "Distinguishing Liabilities from Equity" and FASB ASC Topic 815 "Derivatives and Hedging". The Company accounted for its warrants issued with the Initial Public Offering as equity instruments.

Fair Value of Financial Instruments

The fair value of the Company's assets and liabilities approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes ("ASC 740"). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of May 3, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company determined that the Cayman Islands is the Company's only major tax jurisdiction.

The Company may be subject to potential examination by federal and state taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company's management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company's financial statements.

Note 4 - Initial Public Offering (As Restated)

Pursuant to the Initial Public Offering, the Company sold 4,000,000 Units, which excludes the over-allotment option in the amount of 600,000 Public Units, at $10.00 per Public Unit. The underwriters has a 45-day option from the effective date of the Registration Statement on April 28, 2021 to purchase up to an additional 600,000 units to cover over-allotments. Each unit has an offering price of $10.00 and consists of one share of the Company's Class A ordinary share and one-half of one redeemable warrant. The Company will not issue fractional shares. As a result, the warrants must be exercised in multiples of one whole warrant. Each whole warrant entitles the holder thereof to purchase one share of the Company's Class A ordinary share at a price of $11.50 per share, and only whole warrants are exercisable. The warrants will become exercisable on the later of 30 days after the completion of the Company's initial Business Combination or 12 months from the closing of the Initial Public Offering, and will expire five years after the completion of the Company's initial Business Combination or earlier upon redemption or liquidation (See Note 8).

All of the 4,000,000 public shares sold as part of the Public Units in the Initial Public Offering contain a redemption feature which allows for the redemption of such public shares if there is a shareholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s amended and restated memorandum and articles of association, or in connection with the Company’s liquidation. In accordance with the Securities and Exchange Commission (the “SEC”) and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity.

The Company’s redeemable ordinary shares is subject to SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company has elected to recognize the changes immediately. The accretion or remeasurement is treated as a deemed dividend (i.e., a reduction to retained earnings, or in absence of retained earnings, additional paid-in capital).

TRADEUP GLOBAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

 As of May 3, 2021, the ordinary shares reflected on the balance sheet are reconciled in the following table.

As of
May 3, 2021
Gross proceeds	$40,000,000
Less:
Proceeds allocated to public warrants	(1,127,308)
Offering costs of public shares	(2,945,244)
Plus:
Accretion of carrying value to redemption value	4,072,552
Ordinary shares subject to possible redemption	$40,000,000

Note 5 - Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 215,000 Class A ordinary shares at a price of $10.00 per share. The proceeds from the sale of the Private Placement Shares were held outside of the Trust Account and is available for the payment of offering costs and for working capital purposes. The Sponsor will be permitted to transfer the Private Placement Shares held by them to certain permitted transferees, including the Company's officers and directors and other persons or entities affiliated with or related to it or them, but the transferees receiving such securities will be subject to the same agreements with respect to such securities as the Sponsor. Otherwise, these Private Placement Shares will not, subject to certain limited exceptions, be transferable or salable until the completion of the Company's Business Combination.

Note 6 - Related Party Transactions

Founder and Private Placement Shares

On February 1, 2021, the Sponsor acquired 1,150,000 Class B ordinary shares ("Founder shares") of for an aggregate purchase price of $25,000. On May 3, 2021, the Sponsor transferred an aggregate of 60,000 Class B Founder shares to its three independent directors at the same price originally paid for such shares.

On May 3, 2021, the Sponsor converted its 850,000 Class B ordinary shares into 850,000 Class A ordinary shares. As of May 3, 2021, there were 1,065,000 Class A ordinary shares, including 215,000 Class A ordinary shares sold through the private placements, and 240,000 Class B Founder shares issued and outstanding, among which, up to 150,000 Class B Founder Shares are subject to forfeiture if the underwriters' over-allotment is not exercised.

The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the number of Class A ordinary shares and Class B ordinary shares outstanding shares upon completion of the Initial Public Offering. The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of the Company's initial Business Combination, or earlier at the option of the holder thereof, on a one-for-one basis, subject to adjustment.

The Sponsor has agreed not to transfer, assign or sell 50% of its Founder Shares until the earlier to occur of: (i) six months after the completion of the Company's initial Business Combination; and (ii) subsequent to the Company's initial Business Combination (x) the date on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of the Company's shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property or (y) if the closing price of the Company's Class A ordinary shares equals or exceeds $12.50 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the Company's initial Business Combination and the remaining 50% of the Founder shares may not be transferred, assigned or sold until six months after the date of the consummation of our initial Business Combination, or earlier. Any permitted transferees will be subject to the same restrictions and other agreements of the Company's initial shareholders with respect to any Founder shares.

Promissory Note - Related Party

On February 2, 2021, the Sponsor has agreed to loan the Company up to $300,000 to be used for a portion of the expenses of the Initial Public Offering. This loan is non-interest bearing, unsecured and is due at the earlier of (1) June 30, 2021 or (2) the closing of the Initial Public Offering. The outstanding balance under the Promissory Note was repaid at the closing of the Initial Public Offering on May 3, 2021.

Related Party Loans

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor, or an affiliate of the Sponsor or certain of the Company's officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes the initial Business Combination, it would repay such loaned amounts. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,200,000 of such loans may be convertible into Class A ordinary shares, at a price of $10.00 per share at the option of the lender. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from the Trust Account would be used for such repayment.

As of May 3, 2021, the Company had no borrowings under the working capital loans.

TRADEUP GLOBAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

Note 7 - Commitments & Contingencies

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company's financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of this financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Registration Rights

The holders of the Founder Shares, Private Placement Shares and Class A ordinary shares that may be issued upon conversion of working capital loans will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the Initial Public Offering, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to the Class A ordinary shares). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain "piggy-back" registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters Agreement

The underwriters are entitled a 45-day option from the effective date of the Registration Statement on April 28, 2021 to purchase up to an additional 600,000 units to cover over-allotments, if any. As of May 3, 2021, the underwriters has not exercised such option.

Business Combination Marketing Agreement

The Company engaged US Tiger and R. F. Lafferty & Co., Inc. in connection with a Business Combination to assist the Company in holding meetings with its shareholders to discuss the potential Business Combination and the target business' attributes, introduce the Company to potential investors that are interested in purchasing the Company's securities in connection with a Business Combination, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay US Tiger and R. F. Lafferty & Co., Inc. a cash fee (the "Business Combination Fee") pursuant to a Business Combination Marketing Agreement for such services upon the consummation of the Company's initial Business Combination of 3.5% ($1,400,000, or up to $1,610,000 if the underwriters' over-allotment is exercised in full), in the aggregate, of the gross proceeds of the offering including the gross proceeds from the full or partial exercise of the underwriters' over-allotment option.

Note 8 - Shareholder's Equity (As Restated)

Preference Shares - The Company is authorized to issue 1,000,000 preference shares with such designations, voting and other rights and preferences as may be determined from time to time by the Company's board of directors. As of May 3, 2021, there were no preference shares issued or outstanding.

Class A Ordinary Shares - The Company is authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share. On May 3, 2021, the Sponsor converted its 850,000 Class B ordinary shares into 850,000 Class A ordinary shares. On May 3, 2021, the Company sold 4,215,000 Class A ordinary shares in the Initial Public Offering (Note 4) and the Private Placement (Note 5). As of May 3, 2021, there were 1,065,000 Class A ordinary shares issued or outstanding, excluding 4,000,000 ordinary shares subject to possible redemption.

Class B Ordinary Shares - The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. On February 1, 2021, the Company issued 1,150,000 Class B ordinary shares. Of the 1,150,000 Class B ordinary shares outstanding, an aggregate of up to 150,000 shares are subject to forfeiture to the Company by the Sponsor for no consideration if the over-allotment option is not exercised in full or in part by the underwriters. On May 3, 2021, the Sponsor converted its 850,000 Class B ordinary shares into 850,000 Class A ordinary shares. As of May 3, 2021, there were 300,000 Class B ordinary shares issued or outstanding with 150,000 ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.

TRADEUP GLOBAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

Holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company's shareholders, except as required by law or stock exchange rule; provided that only holders of the Class B ordinary shares have the right to vote on the election of the Company's directors prior to the initial Business Combination and holders of a majority of the Company's Class B ordinary shares may remove a member of the board of directors for any reason.

The Class B ordinary shares will automatically convert into Class A ordinary shares on the consummation of the initial Business Combination at a ratio such that the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares outstanding upon completion of the Initial Public Offering (not including the Class A ordinary shares underlying the private placement units) plus (ii) the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Company's Sponsor upon conversion of working capital loans, provided that such conversion of Class B ordinary shares will never occur on a less than one-for-one basis.

Warrants - On May 3, 2021, the Company issued 2,000,000 warrants in connection with the Initial Public Offering. Each whole warrant entitles the registered holder to purchase one whole share of the Company's ordinary share at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the Initial Public Offering or 30 days after the completion of the initial Business Combination. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of Class A ordinary share. This means that only a whole warrant may be exercised at any given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The warrants will expire five years after the completion of the Company's initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of the initial Business Combination, it will use its commercially reasonable efforts to file with the U.S. Securities and Exchange Commission ("SEC") a registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the warrants, and the Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of its initial Business Combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement; provided that if the Company's Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a "covered security" under Section 18(b) (1) of the Securities Act, the Company may, at its option, require holders of warrants who exercise their warrants to do so on a "cashless basis" in accordance with Section 3(a)(9) of the Securities Act and, in the event it so elect, it will not be required to file or maintain in effect a registration statement, but it will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. However, no warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available.

Once the warrants become exercisable, the Company may call the warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days' prior written notice of redemption to each warrant holder; and

•	if, and only if, closing price of the Class A ordinary shares equals or exceeds $16.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company send the notice of redemption to the warrant holders.

In addition, if (x) the Company issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the Company's board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the "Newly Issued Price"), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company's ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the "Market Value") is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $16.50 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.

TRADEUP GLOBAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

Note 9- Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Except as set forth below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

In connection with the Company’s Initial Public Offering of an aggregate of 4,000,000 units, the underwriters were granted an option to purchase up to 600,000 additional units to cover over-allotments, if any (the “Over-allotment Option”). On May 10, 2021, the underwriters partially exercised the Over-allotment Option and, on May 12, 2021, the underwriters purchased 488,986 units (the “Option Units”) generating gross proceeds of $4,889,860, and net proceeds to the Company of approximately $4,792,063 in the aggregate after deducting the underwriter discount (the “Option Unit Proceeds”). Simultaneously with the issuance and sale of the Option Units, the Company consummated the private placement with the Sponsor of an aggregate of 9,780 Private Placement Shares at a price of $10.00 per Private Placement Share (the “Additional Private Placement Shares”), generating total proceeds of $97,800 (the “Private Placement Proceeds” and, together with the Option Unit Proceeds, the “Proceeds”). A total of $4,889,860 of the Proceeds were placed in a U.S.-based trust account with Wilmington Trust, National Association acting as trustee, established for the benefit of the Company’s public shareholders.

On September 27, 2021, the Company entered into a business combination agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”) with TGC Merger Sub, Inc., a Cayman Islands exempted company incorporated with limited liability and a direct wholly-owned subsidiary of TradeUP (“Merger Sub”) and SAITECH Limited, a Cayman Islands exempted company incorporated with limited liability (“SAITECH”). Upon the terms and subject to the conditions of the Business Combination Agreement, and in accordance with applicable law, Merger Sub will merge with and into SAITECH, with SAITECH surviving the merger and becoming a wholly owned subsidiary of TradeUP (the “Merger”). The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination” and the closing date of the Business Combination is hereinafter referred to as the “Closing Date.”

The “Merger Consideration” will be paid by the issuance of the Company’s Class A ordinary shares (“Company Class A Shares”) and a new series of the Company’s Class B ordinary shares (“Company Class B Shares”) with an aggregate value, based on a price of $10.00 per share, equal to $228,000,000. The Merger Consideration is also subject to a potential increase if TradeUP Global Sponsor LLC (the “Sponsor”) or its affiliates (other than the Purchaser or any of its subsidiaries) fail to fund all or any portion of amounts in excess of $4,500,000 of “Transaction Expenses” (which include deferred underwriting fees, but expressly exclude any D&O tail insurance policy costs or other liabilities), and SAITECH elects by providing written notice to the Company after the Company closing statement is delivered to SAITECH and prior to closing to treat such unfunded amount as the “Excess Purchaser Indebtedness and Liability Amount,” which amount would increase the Merger Consideration.

Holders of the Company Class A Shares and new Company Class B Shares will vote together as one class on all matters submitted to a vote for shareholders’ consent. Each Company Class A Share will be entitled to one (1) vote on all matters subject to a vote of shareholders, and each new Company Class B Share will be entitled to ten (10) votes on all matters subject to a vote of shareholders. Other than voting rights, the Company Class A Shares and Company Class B shares will have the same rights and powers and have the same ranking in all respects (including with respect to dividends, distributions an on liquidation), absent different treatment approved by separate class vote of each of the holders of Company Class A Shares and Company Class B Shares. The new series of Company Class B Shares will be convertible at any time by the holder into one (1) Company Class A Share. Each Company Class B Share will also be convertible automatically into one Company Class A Share (i) on the first anniversary of the Founder’s death or incapacity, (ii) on a date determined by the Board during the period commencing 90 days after, and ending 180 days after, the date on which Founder is terminated for Cause (as defined), and (iii) upon a sale, pledge, transfer or other disposition to any person who is not a Permitted Transferee (as defined in the Business Combination Agreement), subject to certain exceptions for permitted pledges.

The consummation of the Business Combination is subject to customary conditions, including, among other things, (i) the approval of the Business Combination Agreement by the shareholders of the Company, (ii) the Company having an aggregate cash amount of at least $17.5 million available at Closing in the Company’s trust account after giving effect to the redemptions of any shares of Company Class A Shares for holders that timely exercise and do not waive their redemptions rights in respect of the transaction, but before giving effect to the consummation of the closing and the payment of any outstanding transaction expenses of the Company, SAITECH transaction expenses and indebtedness permitted under the Business Combination Agreement (which may be waived by SAITECH), (iii) the Company having at least $5,000,001 of net tangible assets after giving effect to redemptions, (iv) the expiration or termination of the waiting period (or any extension thereof) applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the “HSR Act”), (v) no evidence that the Company does not qualify as a “foreign private issuer” under the Securities Exchange Act of 1934, , as amended, and (vi) SAITECH having at least $1.0 million of net cash (i.e., cash less indebtedness) at the closing.

The parties to the Business Combination Agreement have made customary representations, warranties and covenants in the Business Combination Agreement, including, among others, covenants with respect to the conduct of the Company and SAITECH and their subsidiaries prior to the closing.

The Business Combination Agreement may be terminated by SAITECH or the Company under certain circumstances, including, among others, (i) by mutual written consent of SAITECH and the Company, (ii) by either SAITECH or the Company if the closing has not occurred on or before March 31, 2022, (iii) by SAITECH or the Company if either the Company or SAITECH has not obtained the required approval of its shareholders, (iv) by the Company if SAITECH fails to deliver PCAOB compliant audited financial statements to the Company by October 15, 2021, and (v) by SAITECH, if the Company’s board of directors makes a change in recommendation in supporting the Business Combination Agreement and the transactions contemplated thereby.